Exhibit 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-QSB of Dwango North America Corp. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

               (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                    /s/ Robert E. Huntley
                                                    ----------------------------
                                                    Robert E. Huntley
                                                    Chairman, President, and CEO


                                                    Dated: November 19, 2003


                                                    /s/ Jacques Faust
                                                    ----------------------------
                                                    Jacques Faust
                                                    Chief Financial Officer

                                                    Dated: November 19, 2003